SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                -----------------

                          DWS Lifecycle Long Range Fund


The following information replaces similar disclosure under "The Fund's Main Investment Strategy" section of the fund's prospectuses:

iGAP Strategy. In addition to the fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy. This strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), attempts to take advantage of mispricings within global bond, equity and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The iGAP strategy primarily uses exchange-traded futures contracts on global bonds and equity indexes, and over-the-counter forward currency contracts.

The following limits apply to investments in derivatives as part of the iGAP strategy only:

The fund may invest up to 25% of its total assets in forward currency contracts on any of the markets comprising the MSCI Developed Markets List (the "MSCI List") against the US Dollar. The MSCI List is currently comprised of the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States of America.

The fund may invest up to 10% of its total assets in short positions of non-US equity futures and 10% of its total assets in short positions of non-US fixed income futures of any of the markets which comprise the MSCI List.

The fund may invest up to 25% of its total assets in short positions of US equity futures and 25% of its total asset in short positions of US fixed income futures, provided that the fund also invests at least the same





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                                                           Deutsche Bank Group

September 15, 2009
DLLRF-3604

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amount in long positions in US equity and US fixed income futures and/or underlying securities.

The fund may invest up to 25% of its total assets in US and non-US futures contracts on a net basis.

Derivatives and Other Investments. In addition to derivatives utilized within the iGAP strategy, portfolio management may, but is not required to, also use various types of derivatives. Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer a more efficient or economical means of gaining exposure to a particular asset class or market or to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, portfolio management may use futures, options, forward currency transactions and swaps.





               Please Retain This Supplement for Future Reference






September 15, 2009
DLLRF-3604



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